Execution Version FIRST AMENDMENT AGREEMENT This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of October 27, 2017 (this “Amendment”) by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the "Borrower") and UBS AG, STAMFORD BRANCH (the “Issuing Lender”) amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017 (the “Reimbursement Agreement”), as in effect on the date hereof. WITNESSETH: WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein; WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement; NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows: § 1 Definitions. Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement. § 2 Amendments. (a) The definition of “Anticipated Fees on the Unused LOC Commitment” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Anticipated Fees on the Unused LOC Commitment” means, prior to the Availability Period End Date, an amount equal to the product of (i) and (ii), divided by (iii), where (i) is an amount equal to the sum of (x) and (y), with (x) equal to the product of (a) and (b), with (a) equal to the Tranche A LOC Commitment minus the outstanding Tranche A LOC Amount, and (b) equal to the actual number of days during the period from and including the date of determination to and excluding the scheduled Tranche A Availability Period End Date, and (y) equal to the product of (c) and (d), with (c) equal to the Tranche B LOC Commitment minus the outstanding Tranche B LOC Amount, and (d) equal to the actual number of days during the period from and including the date of determination to and excluding the scheduled Tranche B Availability Period End Date,

2 (ii) is 218 basis points per annum, and (iii) is three hundred sixty (360) calendar days, each as determined by the Calculation Agent. (b) The definition of “LOC Fees” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “LOC Fees” means, on any date of determination, an amount equal to the product of (i), (ii) and (iii), divided by (iv), where (i) is the sum of (x) plus (y) where (x) is (a) prior to the Tranche A Availability Period End Date, the Tranche A LOC Commitment, (b) on and after the Tranche A Availability Period End Date, the daily average of the Tranche A LOC Amount during the period for which the LOC Fees are being calculated, (y) is (a) prior to the Tranche B Availability Period End Date, the Tranche B LOC Commitment and (b) on or after the Tranche B Availability Period End Date, the daily average Tranche B LOC Amount during the period for which the LOC Fees are being calculated, (ii) is 218 basis points per annum or, solely with respect to each day occurring during a Reduced Fee Cash Collateralization Period, 75 basis points per annum, (iii) is the actual number of days during the period for which the LOC Fees are being calculated, and (iv) is three hundred sixty (360) calendar days, each as determined by the Calculation Agent. (c) The definition of “Minimum Collateral Value” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Minimum Collateral Value” means an amount equal to (i) 250.0% multiplied by (ii) (a) the sum of the LOC Exposure and the Custodian’s Priority Indemnity Amount, minus (b) the sum of the amount of Cash held in the Collateral Account and the Market Value of Cash Equivalents held in the Collateral Account. In no event shall the Minimum Collateral Value be less than zero. (d) The definition of “Permitted Indebtedness” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Permitted Indebtedness” means Indebtedness of the Borrower not to exceed $545.0 million at any time. (e) The definition of “Tranche A Availability Period End Date” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following:

3 “Tranche A Availability Period End Date” means 31 October 2018, or if such date is not a Business Day, the next succeeding Business Day. (f) The definition of “Tranche A Letters of Credit” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Tranche A Letter of Credit” means each Letter of Credit that (i) was issued prior to the Tranche A Availability Period End Date and, together with all previously issued and outstanding Tranche A Letters of Credit, has an aggregate LOC Amount at the time of issuance of less than or equal to the Tranche A LOC Commitment and is not otherwise issued as a Tranche B Letter of Credit as permitted under this Agreement and (ii) has not been extended on or after the Tranche A Availability Period End Date. (g) The definition of “Tranche A LOC Commitment” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Tranche A LOC Commitment” is equal to $60,000,000. (h) The definition of “Tranche B Availability Period End Date” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Tranche B Availability Period End Date” means 31 October 2019, or if such date is not a Business Day, the next succeeding Business Day. (i) The definition of “Tranche B Letter of Credit” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Tranche B Letter of Credit” means each Letter of Credit that either (i) was issued prior to the Tranche A Availability Period End Date and, together with all previously issued and outstanding Tranche A Letters of Credit, has an aggregate Tranche A LOC Amount at the time of issuance greater than the Tranche A LOC Commitment (provided that the Borrower may by notice to the Issuing Lender elect for a Letter of Credit to be a Tranche B Letter of Credit where the aggregate LOC Amount of all issued and outstanding Tranche A Letters of Credit is greater than $40,000,000, or such other amount as agreed and confirmed in writing by the Issuing Lender in its sole discretion) and is not a Tranche A Letter of Credit, or (ii) was issued or extended on or after the Tranche A Availability Period End Date but prior to the Tranche B Availability Period End Date, or (iii) is a Tranche A Letter of Credit that has been amended to increase the LOC Amount, resulting in all issued and outstanding Tranche A Letters of Credit having an aggregate LOC Amount that is greater than the Tranche A LOC Commitment, in which case such Tranche A Letter of Credit shall be re-designated as a Tranche B Letter of Credit. (j) The definition of “Tranche B LOC Commitment” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Tranche B LOC Commitment” is equal to $40,000,000. (k) Section 2.01(a)(i) is hereby deleted and replaced in its entirety to read as follows: (i) Letters of Credit. Subject to the terms and conditions hereinafter set forth and to the prior satisfaction (or waiver by the Issuing Lender in its sole discretion) of the Closing Conditions, the Issuing Lender agrees (A) during the Availability Period and upon the written request of the Borrower in the form of a Request for Issuance appropriately completed in accordance with the terms thereof and Section 2.01(a)(ii), to issue one or more letters of credit hereunder, substantially in the form attached hereto as Exhibit A on the relevant Issuance Dates to the Account Beneficiary or Account Beneficiaries

4 designated by the Borrower (each such letter of credit issued by the Issuing Lender, a “Letter of Credit”, and collectively, the “Letters of Credit”), in each case with an initial expiry date of no later than one (1) calendar year and five (5) Business Days from the Issuance Date (subject to automatic renewal in accordance with the terms thereof) and (B) to honor drawings by the relevant Account Beneficiary under each outstanding Letter of Credit; provided that, notwithstanding the foregoing, a Tranche A Letter of Credit expiry date shall be no later than one year after the Tranche A Availability Period End Date and a Tranche B Letter of Credit expiry date shall be no later than one year after the Tranche B Availability Period End Date. For record-keeping purposes, all Letters of Credit issued by the Issuing Lender shall be designated as Tranche A Letters of Credit or Tranche B Letters of Credit. In the event that the issuance of a single Letter of Credit would result in the aggregate LOC Amount of all Letters of Credit at the time of such issuance exceeding the Tranche A LOC Commitment, the Issuing Lender may choose to (a) issue two separate Letters of Credit, comprised of a Tranche A Letter of Credit (with a face amount that, when added to the face amount of all other Tranche A Letters of Credit, results in a LOC Amount equal to the Tranche A LOC Commitment attributable to all Tranche A Letters of Credit) and a Tranche B Letter of Credit (with a face amount equal to the LOC Amount attributable to all Letters of Credit in excess of the Tranche A LOC Commitment) or (b) issue a single Tranche B Letter of Credit. Except as set forth in the preceding sentence, no Tranche B Letters of Credit will be issued prior to the Tranche A Availability Period End Date unless and until the Tranche A LOC Amount attributable to issued and outstanding Tranche A Letters of Credit is greater than the Tranche A LOC Commitment or, at the Borrower’s election in order to maintain the ability to amend the terms of Tranche A Letters of Credit already issued, $40,000,000 (or such other amount as agreed and confirmed in writing by the Issuing Lender in its sole discretion). Subject to Section 2.08, no Tranche A Letter of Credit will be issued after the Tranche A Availability Period End Date and no Tranche B Letter of Credit will be issued after the Tranche B Availability Period End Date. Notwithstanding the foregoing, in the event that any Tranche A Letters of Credit are expiring on a date after the Tranche A Availability Period End Date, such Tranche A Letter of Credit, subject to the terms and conditions set forth in this Agreement, shall be automatically renewed as a Tranche B Letter of Credit so long the Tranche B LOC Exposure will not exceed the Tranche B LOC Commitment as a result of such renewal. Any Tranche A Letters of Credit outstanding on the effective date of this Agreement shall continue to be Tranche A Letters of Credit and any Tranche B Letters of Credit outstanding on the effective date of this Agreement shall continue to be Tranche B Letters of Credit. § 3 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is conditioned upon satisfaction of the following requirements: (a) Executed Documents – The Borrower shall have delivered to the Issuing Lender a copy of this Amendment duly signed on behalf of each party hereto. (b) Officer’s Certificate – The Issuing Lender shall have received a certificate dated as of the date of this Amendment and signed by a Responsible Officer of the Borrower, (i) (a) attaching true, correct and complete copies of the resolutions of the board of directors of the Borrower approving the terms of and the transactions contemplated by this Amendment and the resolutions of the board of directors of Hamilton Insurance Group, Ltd. approving the extension of the Tranche A Availability Period End Date, Tranche B Availability Period End Date and the Availability Period End Date (collectively, the “Authorizing Resolutions”), (b) confirming that such Authorizing Resolutions have not been amended, modified, superseded, revoked or rescinded in any respect and are in full force and effect as of the date hereof and (c) confirming that the execution, delivery and performance of this Amendment are fully authorized and approved pursuant to the terms of the Authorizing Resolutions; (ii) attaching certified copies of such documents and certificates relating to the good standing of the Borrower as the Issuing Lender may reasonably request; (iii) attaching an incumbency certificate with the true titles, names and genuine signatures of each of

5 the persons authorized by the Authorizing Resolutions to execute this Amendment on behalf of the Borrower; and (iv) confirming that (a) at the time of and immediately after giving effect to this Amendment the representations and warranties of the Issuer made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof, (b) there have been no material changes to the documents attached to the officer’s certificate of the secretary of the Borrower dated January 2, 2014 (other than the Second Amendment and Restatement to the Bye- Laws of the Borrower dated November 4, 2014) and (c) at the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 4 Agreement Otherwise Unchanged. Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. § 5 Effective Date. This Amendment shall become effective as of October 31, 2017, subject to satisfaction of the conditions set forth in §3 (Conditions to Effectiveness of this Amendment) of this Amendment. § 6 Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof. § 7 No Default, Event of Default or Early Prepayment Event. At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 8 Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers. The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein. § 9 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Amendment. [Signature Page Follows]